EXHIBIT 99.2

            Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because NV Energy, Inc. (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings.  The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings.  The Company believes that net income (loss) is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income (loss), reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures.  FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income (loss) when evaluating the Company’s financial performance or to cash flow from (used by) operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

NV Energy, Inc.
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2009	2008(1)	2008		2007(1)		2006(1)		2009

Net Income (Loss)	$(22,244)	$24,058	$208,887		$197,295		$277,451		$162,585

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	78,048	62,070	260,608		235,532		228,875		276,586
Deferred taxes and deferred investment tax credit	5,264	9,482	52,060		79,337		136,026		47,842
AFUDC(2) (Debt and Equity)	(11,364)	(21,109)	(67,968)		(57,776)		(35,345)		(58,223)
Reinstatement of deferred energy costs	-	-	-		-		(178,825)		-
Carrying charge on Lenzie plant	-	-	-		(16,080)		(33,440)		-
Reinstated interest on deferred energy	-	-	-		(11,076)		-		-
Gain on sale of investment	-	-	-		(1,369)		(62,927)		-
Other, net	16,836	(9,394)	100,482		71,543		53,561		126,712
Funds from Operations (Before Deferred Energy Costs)	66,540	65,107	554,069		497,406		385,376		555,502

Amortization of deferred energy costs, net of deferrals	45,803	58,847	2,717		309,587		127,495		(10,327)
Payment to terminating supplier	-	-	-		-		(65,368)		-
Proceeds from claim on terminating supplier	-	-	-		-		41,365		-
Adjusted Funds from Operations	$112,343	$123,954	$556,786		$806,993		$488,868		$545,175

Long-term debt	5,485,643	4,137,617	$5,266,982		$4,137,864		$4,001,542		5,485,643
Current maturities of long-term debt	8,885	110,168	9,291		110,285		8,348		8,885
Total Debt	$5,494,528	$4,247,785	$5,276,273		$4,248,149		$4,009,890		$5,494,528

Interest charges	82,633	68,504	$300,857		$279,788		$311,088		314,986
AFUDC(2) (Debt)	5,146	9,152	29,527		25,967		17,119		25,521
Adjusted Interest Expense	$87,779	$77,656	$330,384		$305,755		$328,207		$340,507

Total Debt/Funds from operations			9.52	x	8.54	x	10.41	x	9.89	x
Total Debt/Adjusted FFO			9.48	x	5.26	x	8.20	x	10.08	x
Funds from Operations Interest Coverage			2.68	x	2.63	x	2.17	x	2.63	x
Adjusted Funds From Operations Interest Coverage			2.69	x	3.64	x	2.49	x	2.60	x
Common Shareholders' Equity			$3,131,186		$2,996,575		$2,622,297		$3,086,337
Total Capitalization (including current maturities of long-term debt)			$8,407,459		$7,244,724		$6,632,187		$8,580,865
Total Debt/Total Capitalization			62.76%		58.64%		60.46%		64.03%

(1) Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation. The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders' equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Nevada Power Company
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2009	2008(1)	2008		2007(1)		2006(1)		2009

Net Income (Loss)	$(35,151)	$7,971	$151,431		$165,694		$224,540		$108,309

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	52,363	40,630	171,080		152,139		141,585		182,813
Deferred taxes and deferred investment tax credit	19,424	(14,443)	45,039		56,868		107,392		78,906
AFUDC(2) (Debt and Equity)	(10,183)	(12,213)	(45,980)		(29,057)		(23,369)		(43,950)
Reinstatement of deferred energy costs	-	-	-		-		(178,825)		-
Carrying charge on Lenzie plant	-	-	-		(16,080)		(33,440)		-
Reinstated interest on deferred energy	-	-	-		(11,076)		-		-
Other, net	10,269	(6,784)	73,209		38,821		25,783		90,262
Funds from Operations (Before Deferred Energy Costs)	36,722	15,161	394,779		357,309		263,666		416,340

Amortization of deferred energy costs, net of deferrals	35,928	44,042	4,211		218,992		74,413		(3,903)
Payment to terminating supplier	-	-	-		-		(37,410)		-
Proceeds from claim on terminating supplier	-	-	-		-		26,391		-
Adjusted Funds from Operations	$72,650	$59,203	$398,990		$576,301		$327,060		$412,437

Long-term debt	3,596,840	2,564,629	$3,385,106		$2,528,141		$2,380,139		3,596,840
Current maturities of long-term debt	8,885	8,616	8,691		8,642		5,948		8,885
Total Debt	$3,605,725	$2,573,245	$3,393,797		$2,536,783		$2,386,087		$3,605,725

Interest charges	$55,043	$41,473	$186,822		$174,667		$176,612		200,392
AFUDC(2) (Debt)	4,562	5,355	20,063		13,196		11,614		19,270
Adjusted Interest Expense	$59,605	$46,828	$206,885		$187,863		$188,226		$219,662

Total Debt/Funds from Operations			8.60	x	7.10	x	9.05	x	8.66	x
Total Debt/Adjusted FFO			8.51	x	4.40	x	7.30	x	8.74	x
Funds from Operations Interest Coverage			2.91	x	2.90	x	2.40	x	2.90	x
Adjusted Funds From Operations Interest Coverage			2.93	x	4.07	x	2.74	x	2.88	x
Common Shareholder's Equity			$2,627,567		$2,376,740		$2,172,198		$2,570,426
Total Capitalization (including current maturities of long-term debt)			$6,021,364		$4,913,523		$4,558,285		$6,176,151
Total Debt/Total Capitalization			56.36%		51.63%		52.35%		58.38%

(1) Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation. The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders's equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

Sierra Pacific Power Company
Funds From Operations (FFO)
	Three Months ended March 31,		Year Ended December 31,						LTM March 31,
	2009	2008(1)	2008		2007(1)		2006(1)		2009

Net Income	$19,136	$24,284	$90,582		$65,667		$57,709		$85,434

Adjustments to reconcile net income to net cash from operating activities:

Depreciation and amortization	25,685	21,440	89,528		83,393		87,279		93,773
Deferred taxes and deferred investment tax credit	8,597	9,629	24,598		(36,713)		(39,361)		23,566
AFUDC(2) (Debt and Equity)	(1,181)	(8,896)	(21,988)		(28,719)		(11,976)		(14,273)
Other, net	6,395	(1,310)	22,872		29,451		23,457		30,577
Funds from Operations (Before Deferred Energy Costs)	58,632	45,147	205,592		113,079		117,108		219,077

Amortization of deferred energy costs, net of deferrals	9,875	14,805	(1,494)		90,595		53,082		(6,424)
Payment to terminating supplier	-	-	-		-		(27,958)		-
Proceeds from claim on terminating supplier	-	-	-		-		14,974		-
Adjusted Funds from Operations	$68,507	$59,952	$204,098		$203,674		$157,206		$212,653

Long-term debt	$1,402,964	$1,083,870	$1,395,987		$1,084,550		$1,070,858		$1,402,964
Current maturities of long-term debt	$-	$101,552	600		101,643		2,400		-
Total Debt	$1,402,964	$1,185,422	$1,396,587		$1,186,193		$1,073,258		$1,402,964

Interest charges	$17,927	$16,587	$72,712		$60,735		$71,506		$74,052
AFUDC(2) (Debt)	584	3,797	9,464		12,771		5,505		6,251
Adjusted Interest Expense	$18,511	$20,384	$82,176		$73,506		$77,011		$80,303

Total Debt/Funds from Operations			6.79	x	10.49	x	9.16	x	6.40	x
Total Debt/Adjusted FFO			6.84	x	5.82	x	6.83	x	6.60	x
Funds from Operations Interest Coverage			3.50	x	2.54	x	2.52	x	3.73	x
Adjusted Funds From Operations Interest Coverage			3.48	x	3.77	x	3.04	x	3.65	x
Common Shareholder's Equity			$877,961		$1,001,840		$884,737		$975,406
Total Capitalization (including current maturities of long-term debt)			$2,274,548		$2,188,033		$1,957,995		$2,378,370
Total Debt/Total Capitalization			61.40%		54.21%		54.81%		58.99%

(1) Certain financial statement line items of prior period's information have been re-grouped or reclassified to conform with current period presentation. The re-grouping or reclassifications have not affected previously reported results of operations or common shareholders's equity.

(2) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.